**UNITED STATES BANKRUPTCY COURT**
**DISTRICT OF DELAWARE**

**In re: EBHI Holdings, Inc.**
**Debtor**

**Case No. : 09-12099**
**Reporting Period: Nov 29 - Jan 2, 2010**

## MONTHLY OPERATING REPORT

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit / Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | No | Note 1 | |
| Bank Reconciliation | MOR-1a | Yes | | |
| Schedule of Professional Fees Paid | MOR-1b | No | Note 2 | |
| Copies of bank statements | | No | Note 2 | |
| Cash disbursements journals | | No | Note 2 | |
| Statement of Operations | MOR-2 | Yes | | |
| Balance Sheet | MOR-3 | Yes | | |
| Status of Post-Petition Taxes | MOR-4 | No | Note 2 | |
| Copies of IRS Form 6123 or payment receipt | | No | Note 2 | |
| Copies of tax returns filed during reporting period | | No | Note 2 | |
| Summary of Unpaid Post-Petition Debts | MOR-4 | No | Note 2 | |
| Listing of aged accounts payable | MOR-4 | No | Note 2 | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | No | Note 2 | |
| Debtor Questionnaire | MOR-5 | Yes | | |

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

Date: 1/19/10

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: EBHI Holdings, Inc.

Debtor

Case No. : 09-12099

Reporting Period: Nov 29 - Jan 2, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-1A: BANK RECONCILIATIONS

| BANK NAME | Account Description | Account Number | Balance |
|---|---|---|---|
| LaSalle Global Trust Services (1) | Segregated Deposit Account Escrow | XX3248 | $ - |
| LaSalle Global Trust Services (1) | Resolved Cure Escrow | XX3273 | 619,978 |
| LaSalle Global Trust Services (1) | Unresolved Cure Escrow | XX3275 | 679,966 |
| LaSalle Global Trust Services (1) | Partially Paid Cure Escrow | XX3274 | 146,456 |
| LaSalle Global Trust Services (1) | Lease Cure Escrow | XX3272 | 2,168,626 |
| LaSalle Global Trust Services (1) | Working Capital Escrow | XX3276 | 729,615 |
| LaSalle Global Trust Services (1) | Carve Out Escrow | XX3277 | 5,683,975 |

(1) Amount is included in Prepaid Expenses on MOR - 3: Balance Sheet.

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

In re: EBHI Holdings, Inc.

Debtor

Case No. : 09-12099

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Interest Expense

Other Income (Expense), Net

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees

Estimated Claims Adjustments

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ -

-

-

-

-

-

-

-

-

-

-

-

-

-

-

$ -

Cumulative Filing to Date

$ -

-

-

-

(321,190)

-

321,190

-

-

52,575,585

-

(3,070,611)

-

49,504,974

-

$ (49,183,784)

In re: EBHI Holdings, Inc.
Debtor

Case No. : 09-12099
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-3: BALANCE SHEET

| ASSETS | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| **CURRENT ASSETS** | | |
| Unrestricted Cash and Equivalents | $ - | $ - |
| Accounts Receivable (Net) | - | - |
| Inventories | - | - |
| Prepaid Expenses | 10,028,617 | - |
| Professional Retainers | - | - |
| *TOTAL CURRENT ASSETS* | 10,028,617 | - |
| **PROPERTY AND EQUIPMENT** | | |
| Property and Equipment | - | 1,459,000 |
| **OTHER ASSETS** | | |
| Other Assets (see attached schedule) | 210,470,347 | 215,160,000 |
| *TOTAL OTHER ASSETS* | 210,470,347 | 215,160,000 |
| **TOTAL ASSETS** | $ 220,498,964 | $ 216,619,000 |

| LIABILITIES AND OWNER EQUITY | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| ***LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)*** | | |
| Accounts Payable | $ - | $ - |
| Taxes Payable | - | - |
| Wages Payable | - | - |
| Rent / Leases - Building/Equipment | - | - |
| Professional Fees | - | - |
| Secured Debt / Adequate Protection Payments | - | - |
| Other Post-Petition Liabilities | - | - |
| *TOTAL POST-PETITION LIABILITIES* | - | - |
| ***LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)*** | | |
| Secured Debt / Adequate Protection Payments | - | - |
| Priority Debt | 75,000,000 | 22,424,000 |
| Unsecured Debt | 1,260,778 | 451,000 |
| *TOTAL PRE-PETITION LIABILITIES* | 76,260,778 | 22,875,000 |
| *TOTAL LIABILITIES* | 76,260,778 | 22,875,000 |
| ***OWNER EQUITY*** | | |
| Capital Stock | 308,522 | 309,000 |
| Additional Paid-In Capital | 632,393,873 | 632,394,000 |
| Retained Earnings - Pre-Petition | (438,959,235) | (438,959,000) |
| Retained Earnings - Post-Petition | (49,504,974) | - |
| *NET OWNER EQUITY* | 144,238,186 | 193,744,000 |
| **TOTAL LIABILITIES AND OWNERS' EQUITY** | $ 220,498,964 | $ 216,619,000 |

- -

In re: EBHI Holdings, Inc.

Debtor

Case No. : 09-12099

Reporting Period: Nov 29 - Jan 2, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

Investment in subsidiaries

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ 209,870,347

600,000

210,470,347

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

$ 214,560,000

600,000

215,160,000

BOOK VALUE ON PETITION DATE

In re: EBHI Holdings, Inc.

Debtor

Case No. : 09-12099

Reporting Period: Nov 29 - Jan 2, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

x

x

No

x

x

x

**UNITED STATES BANKRUPTCY COURT**
**DISTRICT OF DELAWARE**

**In re: Amargosa, Inc.**
**Debtor**

**Case No. : 09-12100**
**Reporting Period: Nov 29 - Jan 2, 2010**

**MONTHLY OPERATING REPORT**

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit / Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | Yes | | |
| Bank Reconciliation | MOR-1a | Yes | | |
| Schedule of Professional Fees Paid | MOR-1b | No | Note 1 | |
| Copies of bank statements | | No | Note 2 | |
| Cash disbursements journals | | No | Note 2 | |
| Statement of Operations | MOR-2 | Yes | | |
| Balance Sheet | MOR-3 | Yes | | |
| Status of Post-Petition Taxes | MOR-4 | Yes | | MOR-4a & 4b |
| Copies of IRS Form 6123 or payment receipt | | No | Note 2 | |
| Copies of tax returns filed during reporting period | | No | Note 2 | |
| Summary of Unpaid Post-Petition Debts | MOR-4 | Yes | | |
| Listing of aged accounts payable | MOR-4 | No | Note 2 | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | No | Note 1 | |
| Debtor Questionnaire | MOR-5 | Yes | | |

Notes:

(1) Requested information is not applicable to reporting entity.

(2) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature] 1/19/10

Signature of Authorized Individual* Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Amargosa, Inc.

Debtor

Case No. : 09-12100

Reporting Period: Nov 29 - Jan 2, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

| | CURRENT MONTH | | CUMULATIVE FILING TO DATE | |
|---|---|---|---|---|
| | ACTUAL | PROJECTED(2) | ACTUAL | PROJECTED(2) |
| **BEGINNING CASH** | $ 13,056,722 | $ - | $ 3,677,900 | $ - |
| **RECEIPTS** | | | | |
| CASH SALES | - | - | 107,137,714 | - |
| LOANS AND ADVANCES (1) | - | - | (5,337,303) | - |
| CLOSING DAY FUNDS | - | - | 39,664,379 | - |
| LCs RELEASED | 207,554 | - | 1,307,226 | - |
| CLOSING DAY ESCROWS | 11,244,126 | - | 20,952,689 | - |
| TAX REFUNDS | 1,062,371 | - | 1,340,201 | - |
| PREPAID INSURANCE - UNEARNED PREMIUMS | 47,789 | - | 390,618 | - |
| UTILITY DEPOSIT ADEQUATE ASSURANCE | 42,817 | - | 691,317 | - |
| OTHER ESCROWS | - | - | 983,069 | - |
| OTHER MISC | 17,160 | - | 33,389 | - |
| | | | | |
| **TOTAL RECEIPTS** | 12,621,817 | - | 167,163,298 | - |
| **DISBURSEMENTS** | | | | |
| PAYROLL & BENEFITS | - | - | 33,252,996 | - |
| MERCHANDISE PAYMENTS | - | - | 25,674,185 | - |
| RENT & OCCUPANCY | - | - | 16,026,836 | - |
| OTHER OPERATING | - | - | 20,860,757 | - |
| CAPITAL EXPENDITURES | - | - | 1,256,383 | - |
| TAXES | 262,824 | - | 2,609,102 | - |
| | | | | |
| CASH SWEEP FROM ASSET SALE | - | - | 720,063 | - |
| PROFESSIONAL FEES | 95,448 | - | 4,796,446 | - |
| FINANCING COSTS | - | - | 2,961,830 | - |
| UTILITY DEPOSITS | - | - | 724,098 | - |
| CONTRIBUTION TO CLOSING DAY ESCROWS | - | - | 4,613,180 | |
| OTHER NON-ORDINARY COURSE | - | - | 8,531,613 | - |
| BANKING, ESCROW & OTHER MISC EXPENSES | 27,909 | - | 131,714 | |
| WORKERS COMP & BENEFIT WIND-DOWN EXPENSE | 25 | - | 27,977 | |
| TERM LENDER DISTRIBUTION | 10,246,861 | - | 30,736,696 | |
| | | | | |
| RESOLVED CURE ESCROW | 250,869 | - | 1,630,940 | - |
| UNRESOLVED CURE ESCROW | 84,804 | - | 1,283,897 | - |
| PARTIALLY PAID CURE ESCROW | - | - | 587,793 | - |
| LEASE CURE ESCROW | 266,707 | - | 287,865 | - |
| WORKING CAPITAL ESCROW | - | - | 5,500 | - |
| CARVE-OUT ESCROW | 1,091,266 | - | 7,069,654 | - |
| | | | | |
| CHANGE IN FLOAT | (61,110) | - | (6,361,263) | - |
| | | | | |
| **TOTAL DISBURSEMENTS** | 12,265,603 | - | 157,428,262 | - |
| NET CASH FLOW | 356,215 | - | 9,735,037 | - |
| **ENDING CASH (3)** | $ 13,412,937 | $ - | $ 13,412,937 | $ - |

**Notes:**

(1) Loans and Advances are net of any revolver pay downs.

(2) Previously provided projections are no longer relevant for comparison purposes given the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings, LLC.

(3) Cash balances exclude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-1A: BANK RECONCILIATIONS

| BANK NAME | Account Description | Account Number | Balance |
|---|---|---|---|
| Bank of America | ex-Photo Shoot (Check Disbursements) | XXXXXX0685 | $ 2,728 |
| Bank of America | APA Account (Wire/Check Disbursements) | XXXXXX6550 | 916,276 |
| Bank of America | Estate Funds Account | XXXXXX7561 | Closed |
| Bank of America | Segregated Deposit Account | XXXXXX3642 | 5,153,799 |
| Bank of America | Estate Settlement Account | XXXXXX5378 | 7,340,134 |
| Citibank (1) | CIGNA VEBA Imprest | XXXX8273 | 347,002 |
| JP Morgan Chase Bank (1) | UHG Benefits Disbursement (VEBA) | XXXXX1970 | 75,454 |
| LaSalle Global Trust Services | Expeditors Escrow Account | XX0679 | - |

(1) VEBA related imprest cash accounts exluded from balance sheet.

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

In re: Amargosa, Inc.

Debtor

Case No. : 09-12100

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Interest Expense

Other Income (Expense), Net (see attached schedule)

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U. S. Trustee Quarterly Fees

Estimated Claims Adjustments

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ -

-

6,541,658

(6,541,658)

-

(112,528)

(6,654,186)

849,773

12,500

65,215

-

(354,673)

-

572,814

(27,014)

$ (7,199,986)

Cumulative Filing to Date

$ 88,019,452

60,701,573

37,872,732

(10,554,853)

7,161,573

72,938

(17,643,488)

13,493 285

100,925

18,842,041

-

51,713,753

4,695,817

88,845,821

1,882,191

$ (108,371,500)

In re: Amargosa, Inc.

Debtor

Case No. : 09-12100

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Equity in (earnings) of foreign joint ventures

Investment income

Bank Fee

Current Month

$ -

-

(112,528)

$ (112,528)

Cumulative Filing to Date

$ 208,264

109

(135,435)

$ 72,938

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-3: BALANCE SHEET

| ASSETS | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| **CURRENT ASSETS** | | |
| Unrestricted Cash and Equivalents (1) | $ 13,256,814 | $ 8,720,000 |
| Accounts Receivable (Net) | - | 18,546,000 |
| Inventories | - | 108,368,000 |
| Prepaid Expenses | 5,270,251 | 14,676,000 |
| Professional Retainers | 197,204 | 1,641,000 |
| *TOTAL CURRENT ASSETS* | 18,724,270 | 151,951,000 |
| **PROPERTY AND EQUIPMENT** | | |
| Property and Equipment | - | 93,385,000 |
| **OTHER ASSETS** | | |
| Other Assets (see attached schedule) | 20,070,062 | 195,614,000 |
| *TOTAL OTHER ASSETS* | 20,070,062 | 195,614,000 |
| **TOTAL ASSETS** | $ 38,794,331 | $ 440,950,000 |

| LIABILITIES AND OWNER EQUITY | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| ***LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)*** | | |
| Accounts Payable | $ - | $ 1,195,000 |
| Taxes Payable | 413,804 | 4,347,574 |
| Wages Payable | 820,231 | 8,066,000 |
| Rent / Leases - Building/Equipment | - | 39,058,000 |
| Professional Fees | 2,868,024 | - |
| Secured Debt / Adequate Protection Payments | - | 41,411,000 |
| Other Post-Petition Liabilities (see attached schedule) | 530,805,875 | 572,709,426 |
| *TOTAL POST-PETITION LIABILITIES* | 534,907,933 | 666,787,000 |
| ***LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)*** | | |
| Secured Debt / Adequate Protection Payments | 32,160,664 | 177,238,000 |
| Priority Debt | - | - |
| Unsecured Debt | 36,784,970 | 53,727,000 |
| *TOTAL PRE-PETITION LIABILITIES* | 68,945,635 | 230,965,000 |
| *TOTAL LIABILITIES* | 603,853,568 | 897,752,000 |
| ***OWNER EQUITY*** | | |
| Capital Stock | 500,000 | 500,000 |
| Retained Earnings - Pre-Petition | (448,395,266) | (448,396,000) |
| Retained Earnings - Post-Petition | (108,371,497) | - |
| Adjustments to Owner Equity (see attached schedule) | (8,792,474) | (8,906,000) |
| *NET OWNER EQUITY* | (565,059,237) | (456,802,000) |
| **TOTAL LIABILITIES AND OWNERS' EQUITY** | $ 38,794,331 | $ 440,950,000 |

(1) Cash balances exlude amounts related to VEBA Trust and any amounts held in escrow.

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-3: BALANCE SHEET
(Continuation Sheet)

| ASSETS<br>OTHER CURRENT ASSETS | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| | | |
| | | |
| | | |
| **OTHER ASSETS** | | |
| Goodwill | $ - | $ 43,175,000 |
| Trademarks | - | 105,110,000 |
| Licensing agreements | - | 11,667,000 |
| Investment in subsidiaries | 20,070,062 | 20,070,000 |
| Investment in foreign joint venture (EB Japan) | - | 7,131,000 |
| Deferred financing fees | - | 2,636,000 |
| Capitalized software | - | 5,825,000 |
| | *20,070,062* | *195,614,000* |

| LIABILITIES AND OWNER EQUITY<br>OTHER POST-PETITION LIABILITIES | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| Bank overdraft | $ - | $ 3,252,000 |
| Deferred tax liabilities (current & non-current) | - | 41,375,000 |
| Intercompany payables to affiliates | 526,157,331 | 508,742,000 |
| Sales, payroll and business taxes | - | 425,426 |
| Allowance for sales returns | - | 6,015,000 |
| Gift certificates & deferred revenues | - | 3,183,000 |
| Other accrued expenses | 626,354 | 6,414,000 |
| Non-current post-retirement liabilities | 3,303,075 | 3,303,000 |
| Purchase Price Adjustment Accrual (1) | 719,115 | - |
| | *530,805,875* | *572,709,426* |
| **ADJUSTMENTS TO OWNER EQUITY** | | |
| OCI - Foreign currency translation adjustments and other post retirment | $ (8,792,474) | $ (8,906,000) |

Notes:
(1) Based on "Post-Closing Adjustment Resolution Letter" sent by Everest Holdings, LLC dated Dec. 11, 2009

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-4: STATUS OF POST-PETITION TAXES

| FEDERAL | Beginning Tax Liability | Amount Withheld or Accrued | Amount Paid | Date Paid | Check or EFT | Ending Tax Liability |
|---|---|---|---|---|---|---|
| Withholding | $ - | $ - | $ - | N/A | N/A | $ - |
| FICA-Employee | - | - | - | N/A | N/A | - |
| FICA-Employer | - | - | - | N/A | N/A | - |
| Unemployment | - | - | - | N/A | N/A | - |
| Income tax | - | - | - | N/A | N/A | - |
| Total Federal Taxes | $ - | $ - | $ - | | | $ - |
| **STATE AND LOCAL** | | | | | | |
| Withholding | $ - | $ - | $ - | N/A | N/A | $ - |
| Sales & Use | - | - | - | N/A | N/A | - |
| Excise | 1,410 | (1,410) | - | N/A | N/A | - |
| Unemployment | - | - | - | N/A | N/A | - |
| Real Property | 46,618 | - | - | N/A | N/A | 46,618 |
| Personal Property | 246,653 | - | (14,604) | Various | Various | 232,049 |
| Income & Frachise tax | 383,357 | - | (248,220) | Various | Various | 135,137 |
| Total State and Local Taxes | $ 678,037 | $ (1,410) | $ (262,824) | | | $ 413,804 |

Sales and use tax returns have been filed in accordance with the Company's tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

## MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

| | Current | NUMBER OF DAYS PAST DUE 0-30 | 31-60 | 61-90 | Over 90 | Total |
|---|---|---|---|---|---|---|
| Taxes Payable | 413,804 | - | - | - | - | 413,804 |
| Professional Fees | 2,868,024 | - | - | - | - | 2,868,024 |
| Non-current post-retirement liabilities | 3,303,075 | - | - | - | - | 3,303,075 |
| Intercompany payables to affiliates | 526,157,331 | - | - | - | - | 526,157,331 |
| Other accrued expenses | 626,354 | - | - | - | - | 626,354 |
| Wages payable | 820,231 | - | - | - | - | 820,231 |
| Purchase Price Adjustment Accrual (1) | 719,115 | - | - | - | - | 719,115 |
| Total Post-Petition Debts | $ 534,907,933 | $ - | $ - | $ - | $ - | $ 534,907,933 |

In re: Amargosa, Inc.
Debtor

Case No. : 09-12100
Reporting Period: Nov 29 - Jan 2, 2010

## MOR 4A: VERIFICATION OF TAX PAYMENTS

| | Vendor Name | Amount Paid | Payment Date | EFT/Check |
|---|---|---|---|---|
| **PERSONAL PROPERTY TAX** | | | | |
| Personal Property Tax | City Of Ann Arbor | 847 | 12/2/2009 | Check |
| Personal Property Tax | Howell Township | 6 | 12/3/2009 | Check |
| Personal Property Tax | Coconino County Treasurer | 163 | 12/9/2009 | Check |
| Personal Property Tax | Sedgwick County | 1,107 | 12/9/2009 | Check |
| Personal Property Tax | Shawnee County | 649 | 12/9/2009 | Check |
| Personal Property Tax | Baldwin County | 308 | 12/9/2009 | Check |
| Personal Property Tax | Linda Sweatt Collector | 178 | 12/9/2009 | Check |
| Personal Property Tax | Anne Arundel County | 88 | 12/9/2009 | Check |
| Personal Property Tax | Lafayette Parish | 1,560 | 12/9/2009 | Check |
| Personal Property Tax | St Charles County Treasurer | 1,422 | 12/9/2009 | Check |
| Personal Property Tax | Jackson County Tax Commissioner | 1,773 | 12/9/2009 | Check |
| Personal Property Tax | Ada County Treasurer | 1,412 | 12/9/2009 | Check |
| Personal Property Tax | Collector Of Revenue | 2,997 | 12/9/2009 | Check |
| Personal Property Tax | Boone County Collector | 373 | 12/9/2009 | Check |
| Personal Property Tax | Nez Perce County | 1,237 | 12/9/2009 | Check |
| Personal Property Tax | Kitsap County Treasurer | 96 | 12/16/2009 | Check |
| Personal Property Tax | Lancaster County Treasurer | 389 | 12/17/2009 | Check |
| | | | | |
| **Total Personal Property Tax** | | $ 14,604 | | |
| **STATE AND LOCAL INCOME TAX** | | | | |
| State and Local Income Tax | State of Michigan | 172,600 | 12/9/2009 | Check |
| State and Local Income Tax | Oregon Department of Revenue | 10 | 12/9/2009 | Check |
| State and Local Income Tax | Alabama Department of Revenue | 310 | 12/9/2009 | Check |
| State and Local Income Tax | North Carolina Department of Revenue | 1,100 | 12/9/2009 | Check |
| State and Local Income Tax | Ohio Treasurer | 1,000 | 12/9/2009 | Check |
| State and Local Income Tax | South Carolina Department of Revenue | 1,100 | 12/9/2009 | Check |
| State and Local Income Tax | Louisiana Department of Revenue | 400 | 12/9/2009 | Check |
| State and Local Income Tax | Missouri Department of Revenue | 600 | 12/9/2009 | Check |
| State and Local Income Tax | Tennessee Department of Revenue | 8,400 | 12/9/2009 | Check |
| State and Local Income Tax | Ohio Treasurer | 29,200 | 12/9/2009 | Check |
| State and Local Income Tax | Ohio Treasurer | 19,200 | 12/9/2009 | Check |
| State and Local Income Tax | State of Minnesota | 7,000 | 12/15/2009 | EFT |
| State and Local Income Tax | State of New Jersey | 7,300 | 12/17/2009 | EFT |
| | | | | |
| **Total State and Local Income Tax** | | $ 248,220 | | |

**In re: Amargosa, Inc.**
**Debtor**

**Case No. : 09-12100**
**Reporting Period: Nov 29 - Jan 2, 2010**

## MOR 4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

| TAXING AUTHORITY | State | Type of Tax | Due Date |
|---|---|---|---|
| Baldwin County | AL | Property Tax | 12/15/09 |
| Jefferson-Birmingham | AL | Property Tax | 12/15/09 |
| Indiana - 2005 Amended | IN | State Income Tax | 12/15/09 |
| Iowa - 2005 Amended | IA | State Income Tax | 12/15/09 |
| New Jersey - 2005 Amended | NJ | State Income Tax | 12/15/09 |
| Missouri, Kansas City - 2005 Amended | MO | State Income Tax | 12/15/09 |
| Ohio - Columbus & Groveport - 2005 Amended | OH | State Income Tax | 12/15/09 |
| Ohio - Toledo - 2005 Amended | OH | State Income Tax | 12/15/09 |
| Ohio - Fairlawn - 2005 Amended | OH | State Income Tax | 12/15/09 |
| Ohio - Norwood - 2005 Amended | OH | State Income Tax | 12/15/09 |
| New York | NY | State Income Tax | 12/15/09 |
| New York City | NY | State Income Tax | 12/15/09 |

In re: Amargosa, Inc.

Debtor

Case No. : 09-12100

Reporting Period: Nov 29 - Jan 2, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1)

Yes

x

x

No

x

x

x

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: Nov 29 - Jan 2, 2010

## MONTHLY OPERATING REPORT

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit / Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | No | Note 1 | |
| Bank Reconciliation | MOR-1a | No | Note 2 | |
| Schedule of Professional Fees Paid | MOR-1b | No | Note 2 | |
| Copies of bank statements | | No | Note 3 | |
| Cash disbursements journals | | No | Note 3 | |
| Statement of Operations | MOR-2 | Yes | | |
| Balance Sheet | MOR-3 | Yes | | |
| Status of Post-Petition Taxes | MOR-4 | Yes | | |
| Copies of IRS Form 6123 or payment receipt | | No | Note 3 | |
| Copies of tax returns filed during reporting period | | No | Note 3 | |
| Summary of Unpaid Post-Petition Debts | MOR-4 | Yes | | |
| Listing of aged accounts payable | MOR-4 | No | Note 3 | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | No | Note 2 | |
| Debtor Questionnaire | MOR-5 | Yes | | |

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

1/19/10
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Nov 29 - Jan 2, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES Current Cumulative

Month Filing to Date

Net Revenue $ - $ 3,191,224

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy - 595,014

Selling, General and Administrative Expenses - 2,584,451

Operating Income - 11,759

OTHER INCOME AND EXPENSES

Interest Expense - -

Other Income (Expense), Net - -

Net Profit (Loss) Before Reorganization Items - 11,759

REORGANIZATION ITEMS

Professional Fees - -

U. S. Trustee Quarterly Fees - -

Estimated Claims Adjustments - (1,341)

Interest Earned on Accumulated Cash from Chapter 11 - -

Loss / (Gain) from Sale of Equipment - 21,779,215

Other Reorganization Expenses - (2,275,250)

Total Reorganization Expenses - 19,502,624

Income Taxes - -

Net Profit (Loss) $ - $ (19,490,865)

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Nov 29 - Jan 2, 2010

MOR-3: BALANCE SHEET

ASSETS CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Unrestricted Cash and Equivalents $ - $ 598,000

Accounts Receivable (Net) - 124,000

Inventories - -

Prepaid Expenses - 540,000

Professional Retainers - -

TOTAL CURRENT ASSETS - 1,262,000

PROPERTY AND EQUIPMENT

Property and Equipment - 51,326,000

OTHER ASSETS

Other Assets (see attached schedule) 38,066,801 8,626,000

TOTAL OTHER ASSETS 38,066,801 8,626,000

TOTAL ASSETS $ 38,066,801 $ 61,214,000

LIABILITIES AND OWNER EQUITY BOOK VALUE AT END BOOK VALUE ON

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition) OF CURRENT REPORTING MONTH PETITION DATE

Accounts Payable $ - $ 131,000

Taxes Payable 930,570 954,000

Wages Payable - 3,127,000

Rent / Leases - Building/Equipment - -

Professional Fees - -

Secured Debt / Adequate Protection Payments - -

Other Post-Petition Liabilities (see attached schedule) 146,019 499,000

TOTAL POST-PETITION LIABILITIES 1,076,589 4,711,000

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt / Adequate Protection Payments - -

Priority Debt - -

Unsecured Debt 222,964 246,000

TOTAL PRE-PETITION LIABILITIES 222,964 246,000

TOTAL LIABILITIES 1,299,553 4,957,000

OWNER EQUITY

Capital Stock 1,000 1,000

Retained Earnings - Pre-Petition (11,755) (12,000)

Retained Earnings - Post-Petition (19,490,865) -

Additional Paid-In Capital 56,268,869 56,268,000

NET OWNER EQUITY 36,767,248 56,257,000

TOTAL LIABILITIES AND OWNERS’ EQUITY $ 38,066,801 $ 61,214,000

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Nov 29 - Jan 2, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS OTHER CURRENT ASSETS

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

OTHER ASSETS

Intercompany receivables from affiliates $ 38,066,801 $ 8,626,000

LIABILITIES AND OWNER EQUITY OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

Bank overdraft $ - $ 277,000

Accrued expenses 146,019 222,000

146,019 499,000

In re: Gobi Fulfillment Services, Inc.
Debtor

Case No. : 09-12101
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-4: STATUS OF POST-PETITION TAXES

| FEDERAL | Beginning Tax Liability | Amount Withheld or Accrued | Amount Paid | Date Paid | Check No. or EFT | Ending Tax Liability |
|---|---|---|---|---|---|---|
| Withholding | $ - | $ - | $ - | N/A | N/A | $ - |
| FICA-Employee | - | - | - | N/A | N/A | - |
| FICA-Employer | - | - | - | N/A | N/A | - |
| Unemployment | - | - | - | N/A | N/A | - |
| Income tax | - | - | - | N/A | N/A | - |
| Savings Bond | - | - | - | N/A | N/A | - |
| **Total Federal Taxes** | $ - | $ - | $ - | | | $ - |
| **STATE AND LOCAL** | | | | | | |
| Withholding | $ - | $ - | $ - | N/A | N/A | $ - |
| Sales & Use | - | - | - | N/A | N/A | - |
| Excise | - | - | - | N/A | N/A | - |
| Unemployment | - | - | - | N/A | N/A | - |
| Real Property | 930,570 | - | - | N/A | N/A | 930,570 |
| Personal Property | - | - | - | N/A | N/A | - |
| Income tax | - | - | - | N/A | N/A | - |
| **Total State and Local Taxes** | $ 930,570 | $ - | $ - | | | $ 930,570 |

Sales and use tax returns have been filed in accordance with the Company's tax payment schedule (See attached Schedule MOR4 -B.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Adjustments to Amounts Withheld or Accrued include liabilities assumed and/or paid by the Buyer.

Authorized Representative

Brent I. Kugman
Printed Name of Authorized Representative

## MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

| | | NUMBER OF DAYS PAST DUE | | | | |
|---|---|---|---|---|---|---|
| | Current | 0-30 | 31-60 | 61-90 | Over 90 | Total |
| Accrued Expenses | $ 146,019 | $ - | $ - | $ - | $ - | $ 146,019 |
| Taxes Payable | 930,570 | - | - | - | - | 930,570 |
| **Total Post-Petition Debts** | $ 1,076,589 | $ - | $ - | $ - | $ - | $ 1,076,589 |

In re: Gobi Fulfillment Services, Inc.

Debtor

Case No. : 09-12101

Reporting Period: Nov 29 - Jan 2, 2010

MOR-5: DEBTOR QUESTIONNAIRE

Yes No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. x

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. x

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below. x

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. x

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. x

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Nov 29 - Jan 2, 2010

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS

Form No.

Document Attached

Explanation Attached

Affidavit / Supplement Attached

Schedule of Cash Receipts and Disbursements MOR-1 No Note 1

Bank Reconciliation MOR-1a No Note 2

Schedule of Professional Fees Paid MOR-1b No Note 2

Copies of bank statements No Note 2

Cash disbursements journals No Note 2

Statement of Operations MOR-2 Yes

Balance Sheet MOR-3 Yes

Status of Post-Petition Taxes MOR-4 No Note 2

Copies of IRS Form 6123 or payment receipt No Note 2

Copies of tax returns filed during reporting period No Note 2

Summary of Unpaid Post-Petition Debts MOR-4 No Note 2

Listing of aged accounts payable MOR-4 No Note 2

Accounts Receivable Reconciliation and Aging MOR-5 No Note 2

Debtor Questionnaire MOR-5 Yes

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

1/19/10

Date

Brent I. Kugman

Printed Name of Authorized Individual

Chief Restructuring Officer

Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Nov 29 - Jan 2, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Current Month

Cumulative Filing to Date

Net Revenue $ - $ 1,119,562

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy - -

Selling, General and Administrative Expenses - 193,930

Operating Income - 925,632

OTHER INCOME AND EXPENSES

Interest Expense - -

Other Income (Expense), Net (see attached schedule) - 1,003,010

Net Profit (Loss) Before Reorganization Items - 1,928,642

REORGANIZATION ITEMS

Professional Fees - -

U.S. Trustee Quarterly Fees - -

Estimated Claims Adjustments - -

Interest Earned on Accumulated Cash from Chapter 11 - -

Loss / (Gain) from Sale of Equipment - 20,114

Other Reorganization Expenses - -

Total Reorganization Expenses - 20,114

Income Taxes - -

Net Profit (Loss) $ - $ 1,908,528

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Current Month

Cumulative Filing to Date

Other Income

Interest Income on Intercompany Receivable $ - $ 1,003,010

In re: Arabian Diversified Sales, LLC.
Debtor

Case No. : 09-12103
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-3: BALANCE SHEET

| ASSETS | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| **CURRENT ASSETS** | | |
| Unrestricted Cash and Equivalents | $ - | $ (5,167) |
| Accounts Receivable (Net) | - | 1,565,000 |
| Inventories | - | - |
| Prepaid Expenses | - | - |
| Professional Retainers | - | - |
| *TOTAL CURRENT ASSETS* | - | 1,559,833 |
| **PROPERTY AND EQUIPMENT** | | |
| Property and Equipment | - | - |
| **OTHER ASSETS** | | |
| Other Assets (see attached schedule) | 66,529,940 | 63,061,167 |
| *TOTAL OTHER ASSETS* | 66,529,940 | 63,061,167 |
| **TOTAL ASSETS** | $ 66,529,940 | $ 64,621,000 |

| LIABILITIES AND OWNER EQUITY | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| ***LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)*** | | |
| Accounts Payable | $ - | $ - |
| Taxes Payable | - | - |
| Wages Payable | - | - |
| Rent / Leases - Building/Equipment | - | - |
| Professional Fees | - | - |
| Secured Debt / Adequate Protection Payments | - | - |
| Other Post-Petition Liabilities | - | - |
| *TOTAL POST-PETITION LIABILITIES* | - | - |
| ***LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)*** | | |
| Secured Debt / Adequate Protection Payments | - | - |
| Priority Debt | - | - |
| Unsecured Debt | - | - |
| *TOTAL PRE-PETITION LIABILITIES* | - | - |
| *TOTAL LIABILITIES* | - | - |
| ***OWNER EQUITY*** | | |
| Additional Paid-In Capital | 5,247,398 | 5,247,000 |
| Retained Earnings - Pre-Petition | 59,374,014 | 59,374,000 |
| Retained Earnings - Post-Petition | 1,908,528 | - |
| *NET OWNER EQUITY* | 66,529,940 | 64,621,000 |
| **TOTAL LIABILITIES AND OWNERS' EQUITY** | **$ 66,529,940** | **$ 64,621,000** |

- -

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Nov 29 - Jan 2, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ 66,529,940

BOOK VALUE ON PETITION DATE

$ 63,061,167

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

In re: Arabian Diversified Sales, LLC.

Debtor

Case No. : 09-12103

Reporting Period: Nov 29 - Jan 2, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

No

x

x

x

x

x

**UNITED STATES BANKRUPTCY COURT**
**DISTRICT OF DELAWARE**

**In re: Gibson Services, LLC.**
**Debtor**

**Case No. : 09-12104**
**Reporting Period: Nov 29 - Jan 2, 2010**

**MONTHLY OPERATING REPORT**

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit / Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | No | Note 1 | |
| Bank Reconciliation | MOR-1a | No | Note 2 | |
| Schedule of Professional Fees Paid | MOR-1b | No | Note 2 | |
| Copies of bank statements | | No | Note 2 | |
| Cash disbursements journals | | No | Note 2 | |
| Statement of Operations | MOR-2 | Yes | | |
| Balance Sheet | MOR-3 | Yes | | |
| Status of Post-Petition Taxes | MOR-4 | No | Note 2 | |
| Copies of IRS Form 6123 or payment receipt | | No | Note 2 | |
| Copies of tax returns filed during reporting period | | No | Note 2 | |
| Summary of Unpaid Post-Petition Debts | MOR-4 | Yes | | |
| Listing of aged accounts payable | MOR-4 | No | Note 3 | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | No | Note 2 | |
| Debtor Questionnaire | MOR-5 | Yes | | |

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*  Date 1/19/10

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Gibson Services, LLC.

Debtor

Case No. : 09-12104

Reporting Period: Nov 29 - Jan 2, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Gibson Services, LLC.

Debtor

Case No. : 09-12104

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule)

Interest Expense

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U.S. Trustee Quarterly Fees

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ -

-

-

-

-

-

-

-

-

-

-

-

-

-

$ -

Cumulative Filing to Date

$ -

-

33,575

(33,575)

245,027

-

211,451

-

-

-

(12,516,082)

-

(12,516,082)

-

$ 12,727,533

In re: Gibson Services, LLC.

Debtor

Case No. : 09-12104

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Interest income on intercompany receivable

Current Month

$ -

Cumulative Filing to Date

$ 245,027

**In re: Gibson Services, LLC.**
**Debtor**

**Case No. : 09-12104**
**Reporting Period: Nov 29 - Jan 2, 2010**

## MOR-3: BALANCE SHEET

| ASSETS | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| **CURRENT ASSETS** | | |
| Unrestricted Cash and Equivalents | $ - | $ - |
| Accounts Receivable (Net) | - | - |
| Inventories | - | - |
| Prepaid Expenses | - | - |
| Professional Retainers | - | - |
| *TOTAL CURRENT ASSETS* | - | - |
| **PROPERTY AND EQUIPMENT** | | |
| Property and Equipment | - | - |
| **OTHER ASSETS** | | |
| Other Assets (see attached schedule) | - | 13,783,000 |
| *TOTAL OTHER ASSETS* | - | 13,783,000 |
| **TOTAL ASSETS** | $ - | $ 13,783,000 |

| LIABILITIES AND OWNER EQUITY | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| ***LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)*** | | |
| Accounts Payable | $ - | $ - |
| Taxes Payable | - | - |
| Wages Payable | - | - |
| Rent / Leases - Building/Equipment | - | - |
| Professional Fees | - | - |
| Secured Debt / Adequate Protection Payments | - | - |
| Other Post-Petition Liabilities (see attached schedule) | 1,707,872 | 28,218,000 |
| *TOTAL POST-PETITION LIABILITIES* | 1,707,872 | 28,218,000 |
| ***LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)*** | | |
| Secured Debt / Adequate Protection Payments | - | - |
| Priority Debt | - | - |
| Unsecured Debt | - | - |
| *TOTAL PRE-PETITION LIABILITIES* | - | - |
| *TOTAL LIABILITIES* | 1,707,872 | 28,218,000 |
| ***OWNER EQUITY*** | | |
| Additional Paid-In Capital | (33,671,405) | (33,671,000) |
| Retained Earnings - Pre-Petition | 19,236,000 | 19,236,000 |
| Retained Earnings - Post-Petition | 12,727,533 | - |
| *NET OWNER EQUITY* | (1,707,872) | (14,435,000) |
| **TOTAL LIABILITIES AND OWNERS' EQUITY** | $ (0) | $ 13,783,000 |

- -

In re: Gibson Services, LLC.

Debtor

Case No. : 09-12104

Reporting Period: Nov 29 - Jan 2, 2010

MOR-3: BALANCE SHEET (Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ -

BOOK VALUE ON PETITION DATE

$ 13,783,000

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

Intercompany payables to affiliates

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ 1,707,872

BOOK VALUE ON PETITION DATE

$ -

In re: Gibson Services, LLC.

Debtor

Case No. : 09-12104

Reporting Period: Nov 29 - Jan 2, 2010

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS

Intercompany payables to affiliates

Total Post-Petition Debts

NUMBER OF DAYS PAST DUE

Current

1,707,872

$ 1,707,872

0-30

$ -

31-60

$ -

61-90

$ -

Over 90

$ -

Total

1,707,872

$ 1,707,872

In re: Gibson Services, LLC.

Debtor

Case No. : 09-12104

Reporting Period: Nov 29 - Jan 2, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

No

x

x

x

x

x

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Karakum International Development, LLC.
Debtor

Case No. : 09-12105
Reporting Period: Nov 29 - Jan 2, 2010

MONTHLY OPERATING REPORT

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit / Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | No | Note 1 | |
| Bank Reconciliation | MOR-1a | No | Note 2 | |
| Schedule of Professional Fees Paid | MOR-1b | No | Note 2 | |
| Copies of bank statements | | No | Note 2 | |
| Cash disbursements journals | | No | Note 2 | |
| Statement of Operations | MOR-2 | Yes | | |
| Balance Sheet | MOR-3 | Yes | | |
| Status of Post-Petition Taxes | MOR-4 | No | Note 2 | |
| Copies of IRS Form 6123 or payment receipt | | No | Note 2 | |
| Copies of tax returns filed during reporting period | | No | Note 2 | |
| Summary of Unpaid Post-Petition Debts | MOR-4 | No | Note 2 | |
| Listing of aged accounts payable | MOR-4 | No | Note 2 | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | No | Note 2 | |
| Debtor Questionnaire | MOR-5 | Yes | | |

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Authorized Individual*

1/19/10
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Karakum International Development, LLC.

Debtor

Case No. : 09-12105

Reporting Period: Nov 29 - Jan 2, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Karakum International Development, LLC.

Debtor

Case No. : 09-12105

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Other Income (Expense), Net (see attached schedule)

Interest Expense

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U.S. Trustee Quarterly Fees

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ -

-

-

-

-

-

-

-

-

-

-

-

-

-

$ -

Cumulative Filing to Date

$ 919,101

-

47,599

871,501

710,688

-

1,582,190

-

-

-

-

-

-

-

$ 1,582,190

In re: Karakum International Development, LLC.

Debtor

Case No. : 09-12105

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

(Continuation Sheet)

BREAKDOWN OF “OTHER” CATEGORY

Other Income

Interest income on intercompany receivable

Current Month

$ -

Cumulative Filing to Date

$ 710,688

In re: Karakum International Development, LLC.
Debtor

Case No. : 09-12105
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-3: BALANCE SHEET

| ASSETS | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| **CURRENT ASSETS** | | |
| Unrestricted Cash and Equivalents | $ - | $ - |
| Accounts Receivable (Net) | - | 1,079,000 |
| Inventories | - | - |
| Prepaid Expenses | - | - |
| Professional Retainers | - | - |
| *TOTAL CURRENT ASSETS* | - | 1,079,000 |
| **PROPERTY AND EQUIPMENT** | | |
| Property and Equipment | - | - |
| **OTHER ASSETS** | | |
| Other Assets (see attached schedule) | 43,811,010 | 41,150,000 |
| *TOTAL OTHER ASSETS* | 43,811,010 | 41,150,000 |
| **TOTAL ASSETS** | $ 43,811,010 | $ 42,229,000 |

| LIABILITIES AND OWNER EQUITY | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| ***LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)*** | | |
| Accounts Payable | $ - | $ - |
| Taxes Payable | - | - |
| Wages Payable | - | - |
| Rent / Leases - Building/Equipment | - | - |
| Professional Fees | - | - |
| Secured Debt / Adequate Protection Payments | - | - |
| Other Post-Petition Liabilities | - | - |
| *TOTAL POST-PETITION LIABILITIES* | - | - |
| ***LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)*** | | |
| Secured Debt / Adequate Protection Payments | - | - |
| Priority Debt | - | - |
| Unsecured Debt | - | - |
| *TOTAL PRE-PETITION LIABILITIES* | - | - |
| | | |
| *TOTAL LIABILITIES* | - | - |
| ***OWNER EQUITY*** | | |
| Additional Paid-In Capital | 2,860,820 | 2,861,000 |
| Retained Earnings - Pre-Petition | 39,368,000 | 39,368,000 |
| Retained Earnings - Post-Petition | 1,582,190 | - |
| *NET OWNER EQUITY* | 43,811,010 | 42,229,000 |
| **TOTAL LIABILITIES AND OWNERS' EQUITY** | $ 43,811,010 | $ 42,229,000 |

- -

In re: Karakum International Development, LLC.

Debtor

Case No. : 09-12105

Reporting Period: Nov 29 - Jan 2, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ 43,811,010

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

$ 41,150,000

BOOK VALUE ON PETITION DATE

In re: Karakum International Development, LLC.

Debtor

Case No. : 09-12105

Reporting Period: Nov 29 - Jan 2, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

x

x

No

x

x

x

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Simpson Information Technology, LLC
Debtor

Case No. : 09-12106
Reporting Period: Nov 29 - Jan 2, 2010

MONTHLY OPERATING REPORT

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit / Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | No | Note 1 | |
| Bank Reconciliation | MOR-1a | No | Note 1 | |
| Schedule of Professional Fees Paid | MOR-1b | No | Note 1 | |
| Copies of bank statements | | No | Note 1 | |
| Cash disbursements journals | | No | Note 1 | |
| Statement of Operations | MOR-2 | No | Note 1 | |
| Balance Sheet | MOR-3 | No | Note 1 | |
| Status of Post-Petition Taxes | MOR-4 | No | Note 1 | |
| Copies of IRS Form 6123 or payment receipt | | No | Note 1 | |
| Copies of tax returns filed during reporting period | | No | Note 1 | |
| Summary of Unpaid Post-Petition Debts | MOR-4 | No | Note 1 | |
| Listing of aged accounts payable | MOR-4 | No | Note 1 | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | No | Note 1 | |
| Debtor Questionnaire | MOR-5 | No | Note 1 | |

Notes:

(1) Financial reporting for Simpson Information Technology, LLC is rolled up within Amargosa, Inc. and EBHI Holdings, Inc. within the Debtors' general ledger system and can not be readily segregated.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

1/19/10
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Sandy Financial Services Acceptance Corporation
Debtor

Case No. : 09-12107
Reporting Period: Nov 29 - Jan 2, 2010

## MONTHLY OPERATING REPORT

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit / Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | No | Note 1 | |
| Bank Reconciliation | MOR-1a | No | Note 1 | |
| Schedule of Professional Fees Paid | MOR-1b | No | Note 1 | |
| Copies of bank statements | | No | Note 1 | |
| Cash disbursements journals | | No | Note 1 | |
| Statement of Operations | MOR-2 | No | Note 1 | |
| Balance Sheet | MOR-3 | No | Note 1 | |
| Status of Post-Petition Taxes | MOR-4 | No | Note 1 | |
| Copies of IRS Form 6123 or payment receipt | | No | Note 1 | |
| Copies of tax returns filed during reporting period | | No | Note 1 | |
| Summary of Unpaid Post-Petition Debts | MOR-4 | No | Note 1 | |
| Listing of aged accounts payable | MOR-4 | No | Note 1 | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | No | Note 1 | |
| Debtor Questionnaire | MOR-5 | No | Note 1 | |

Notes:

(1) Sandy Financial Services Acceptance Corporation is an inactive and dormant entity with no assets or ongoing operations.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

1/19/10
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

**UNITED STATES BANKRUPTCY COURT**
**DISTRICT OF DELAWARE**

**In re: Sonoran Acceptance Corporation**
**Debtor**

**Case No. : 09-12108**
**Reporting Period: Nov 29 - Jan 2, 2010**

**MONTHLY OPERATING REPORT**

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached | Affidavit / Supplement Attached |
|---|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | No | Note 1 | |
| Bank Reconciliation | MOR-1a | Yes | | |
| Schedule of Professional Fees Paid | MOR-1b | No | Note 2 | |
| Copies of bank statements | | No | Note 3 | |
| Cash disbursements journals | | No | Note 2 | |
| Statement of Operations | MOR-2 | Yes | | |
| Balance Sheet | MOR-3 | Yes | | |
| Status of Post-Petition Taxes | MOR-4 | No | Note 2 | |
| Copies of IRS Form 6123 or payment receipt | | No | Note 2 | |
| Copies of tax returns filed during reporting period | | No | Note 2 | |
| Summary of Unpaid Post-Petition Debts | MOR-4 | No | Note 2 | |
| Listing of aged accounts payable | MOR-4 | No | Note 2 | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | No | Note 2 | |
| Debtor Questionnaire | MOR-5 | Yes | | |

Notes:

(1) Cash Receipts and Disbursements have been reported on a Consolidated Basis. Please reference Amargosa, Inc. Monthly Operating Report.

(2) Requested information is not applicable to reporting entity.

(3) Due to system constraints and/or the volume of records, UST has agreed to waive requirement to provide requested information.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*

1/19/10
Date

Brent I. Kugman
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Sonoran Acceptance Corporation

Debtor

Case No. : 09-12108

Reporting Period: Nov 29 - Jan 2, 2010

FOOTNOTES

The information and data included in this report are derived from sources available to EBHI Holdings, Inc. (the “Company”) and its subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

This MOR is not prepared in accordance with generally accepted accounting principles (GAAP).

The financial statements and supporting figures included herein are unaudited, have not been reviewed or examined by independent accountants and are based on certain estimates that if not achieved may adversely impact future results.

Reflected in this report is the August 3, 2009 sale of substantially all of the Debtors assets to Everest Holdings LLC (“Buyer”). Final adjustments to the purchase price were recorded in this report.

Intercompany balances do not include the segregation of pre- and post-petition obligations and accrued interest on post-petition amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a charge recorded under Reorganization Items to adjust debt balances to estimated allowed claim amounts.

For certain Debtors, the Statement of Operations included in Form MOR-2 includes a gain recorded under Reorganization Items related to eliminating remaining deferred rent and unfavorable lease obligations as Buyer is responsible for all cost and expenses incurred under leases until the Designation Deadline. Under the asset purchase agreement, all leases will either be assumed by the Buyer or otherwise will be rejected by the Debtors.

Adjustments to net obligations related to employee benefit and pension plans have not been evaluated.

The Statement of Operations included in Form MOR-2 does not include amounts related to SFAS No. 123(R), Share-Based Payment.

Adjustments to gross deferred tax assets or deferred tax liabilities, tax receivables, tax payables, tax reserves and any tax effect of the August 3, 2009 sale of substantially all the assets of the Debtors to the Buyer continue to be evaluated.

In re: Sonoran Acceptance Corporation

Debtor

Case No. : 09-12108

Reporting Period: Nov 29 - Jan 2, 2010

MOR-1A: BANK RECONCILIATIONS

BANK NAME

Deutsche Bank Trust (1)

Account Description

SAC Spiegel Trust

Account Number

XXXXXXXX000.1

Balance

$ 314,448

(1) Amount is included in Other Assets on MOR-3: Balance Sheet.

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after month end. See attached listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Brent I. Kugman

Printed Name of Authorized Representative

In re: Sonoran Acceptance Corporation

Debtor

Case No. : 09-12108

Reporting Period: Nov 29 - Jan 2, 2010

MOR-2: STATEMENT OF OPERATIONS

REVENUES

Net Revenue

OPERATING EXPENSES

Cost of Goods Sold, Including Buying and Occupancy

Selling, General and Administrative Expenses

Operating Income

OTHER INCOME AND EXPENSES

Other Income (Expense), Net

Interest Expense

Net Profit (Loss) Before Reorganization Items

REORGANIZATION ITEMS

Professional Fees

U.S. Trustee Quarterly Fees

Interest Earned on Accumulated Cash from Chapter 11

Loss / (Gain) from Sale of Equipment

Other Reorganization Expenses

Total Reorganization Expenses

Income Taxes

Net Profit (Loss)

Current Month

$ -

-

-

-

-

-

-

-

-

-

(42)

-

(42)

-

$ 42

Cumulative Filing to Date

$ -

-

-

-

-

-

-

-

-

-

5,972

-

5,972

-

$(5,972)

In re: Sonoran Acceptance Corporation
Debtor

Case No. : 09-12108
Reporting Period: Nov 29 - Jan 2, 2010

## MOR-3: BALANCE SHEET

| ASSETS | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| **CURRENT ASSETS** | | |
| Unrestricted Cash and Equivalents | $ - | $ 201,583 |
| Accounts Receivable (Net) | - | - |
| Inventories | - | - |
| Prepaid Expenses | - | - |
| Professional Retainers | - | - |
| *TOTAL CURRENT ASSETS* | - | 201,583 |
| **PROPERTY AND EQUIPMENT** | | |
| Property and Equipment | - | - |
| **OTHER ASSETS** | | |
| Other Assets (see attached schedule) | 180,881,951 | 180,686,417 |
| *TOTAL OTHER ASSETS* | 180,881,951 | 180,686,417 |
| **TOTAL ASSETS** | $ 180,881,951 | $ 180,888,000 |

| LIABILITIES AND OWNER EQUITY | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|
| ***LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)*** | | |
| Accounts Payable | $ - | $ - |
| Taxes Payable | - | - |
| Wages Payable | - | - |
| Rent / Leases - Building/Equipment | - | - |
| Professional Fees | - | - |
| Secured Debt / Adequate Protection Payments | - | - |
| Other Post-Petition Liabilities | - | - |
| *TOTAL POST-PETITION LIABILITIES* | - | - |
| ***LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)*** | | |
| Secured Debt / Adequate Protection Payments | - | - |
| Priority Debt | - | - |
| Unsecured Debt | - | - |
| *TOTAL PRE-PETITION LIABILITIES* | - | - |
| *TOTAL LIABILITIES* | - | - |
| ***OWNER EQUITY*** | | |
| Capital Stock | 100,000 | 100,000 |
| Additional Paid-In Capital | - | - |
| Retained Earnings - Pre-Petition | 180,787,923 | 180,788,000 |
| Retained Earnings - Post-Petition | (5,972) | - |
| *NET OWNER EQUITY* | 180,881,951 | 180,888,000 |
| **TOTAL LIABILITIES AND OWNERS' EQUITY** | $ 180,881,951 | $ 180,888,000 |

In re: Sonoran Acceptance Corporation

Debtor

Case No. : 09-12108

Reporting Period: Nov 29 - Jan 2, 2010

MOR-3: BALANCE SHEET

(Continuation Sheet)

ASSETS

OTHER CURRENT ASSETS

OTHER ASSETS

Intercompany receivables from affiliates

Deposit related to sold financing receivables

LIABILITIES AND OWNER EQUITY

OTHER POST-PETITION LIABILITIES

BOOK VALUE AT END OF CURRENT REPORTING MONTH

$ 180,567,503

314,448

180,881,951

BOOK VALUE AT END OF CURRENT REPORTING MONTH

BOOK VALUE ON PETITION DATE

$ 180,366,417

320,000

180,686,417

BOOK VALUE ON PETITION DATE

In re: Sonoran Acceptance Corporation

Debtor

Case No. : 09-12108

Reporting Period: Nov 29 - Jan 2, 2010

MOR-5: DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Yes

x

x

No

x

x

x